Exhibit 32.1

STATEMENT OF CHIEF EXECUTIVE OFFICER OF
MANHATTAN PHARMACEUTICALS, INC.
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Manhattan Pharmaceuticals, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission (the “Report”), I, Michael S. Weiss, Executive Chairman, Interim Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 14, 2012	/s/ Michael S. Weiss
Michael S. Weiss Executive Chairman, Interim Chief Executive Officer and President Principal Executive Officer